UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0266

Tri-Continental Corporation
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:            (212) 850-1864

Date of fiscal year end:         12/31

Date of reporting period:      6/30/06

ITEM 1. REPORTS TO STOCKHOLDERS.

Mid-Year Report 2006

Tri-Continental
Corporation

an investment you can live with

Tri-Continental Corporation invests to
produce future growth of both capital
and income, while providing reasonable
current income.

TABLE OF CONTENTS

Mid-Year Report

To the Stockholders	1

Investment Results	2

Highlights of the First Half	3

Diversification of Net Investment Assets	4

Largest Portfolio Changes	6

Ten Largest Equity Holdings	6

Portfolio of Investments	7

Statement of Assets and Liabilities	13

Statement of Capital Stock and Surplus	13

Statement of Operations	14

Statements of Changes in Net Investment Assets	15

Notes to Financial Statements	16

Financial Highlights	21

Proxy Results	23

Board of Directors and Executive Officers	24

Additional Fund Information	25

TY is Tri-Continental Corporation’s symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

MID-YEAR REPORT 2006

August 24, 2006

To the Stockholders:

     Your mid-year Stockholder report for Tri-Continental Corporation follows this letter. The report contains the Corporation’s investment results, portfolio of investments, and financial statements. For the six months ended June 30, 2006, Tri-Continental posted a total return of 1.48% based on net asset value, and 5.48% based on market price. During the same period, the S&P 500 Index returned 2.71% and the Lipper Closed-End Growth & Income Funds Average returned 4.10% . Since June 30th, Tri-Continental’s investment performance has continued to improve. We are pleased to report that, as of the date of this letter, total return year-to-date based on net asset value is in line with the S&P 500 Index.

     On June 19, 2006, the independent inspectors of election for the Annual Meeting of Stockholders, held on May 4, 2006, released their final report. Although the Directors seeking re-election were supported by a significant plurality of votes cast, they were not elected because no candidate received at least 50% of the votes entitled to be cast, as required under the Corporation’s Bylaws. The final results of the vote held at the Annual Meeting can be found on page 23 of this report.

     Under Maryland law, the incumbent Directors could legally remain in office until the Corporation’s 2007 Annual Meeting, at which time an election would be held for their successors. Following the 2006 Annual Meeting, however, the Board determined that it would be in the best interests of the Corporation and its Stockholders to have all directors duly elected by Stockholders. The Board has called for a Special Meeting, to be held in September, to provide Stockholders with another opportunity to elect directors without having to wait until the 2007 Annual Meeting. The Board has also approved an amendment to the Corporation’s Charter to reduce the quorum requirement at a meeting of Stockholders from a majority of votes entitled to be cast to one-third of the votes entitled to be cast, unless a higher percentage is specified in the Bylaws of the Corporation. This amendment to the Charter is subject to Stockholder approval at the Special Meeting, the details of which are provided in the Corporation’s proxy materials, which were mailed to Stockholders in July.

     We are continuing to make progress at offsetting the Corporation’s accumulated tax loss carryforward. The loss carryforward per share has decreased from $2.60 on December 31, 2005 to $0.91 on August 24, 2006. Once the loss carryforward is eliminated, the Corporation will again be able to make capital gain payments to Stockholders.

     We thank you for your continued support of Tri-Continental Corporation, and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris	Brian T. Zino
Chairman	President

Tri-Continental Corporation

Investment Results Per Common Share
TOTAL RETURNS
For Periods Ended June 30, 2006
			Average Annual

	Three	Six	One	Two	Three	Five	Ten
	Months*	Months*	Year	Years	Years	Years	Years

Market Price	(3.51)%	5.48%	10.81%	9.09%	11.02%	0.13%	6.42%
Net Asset Value	(3.11)	1.48	6.02	6.32	10.80	0.55	5.66
Lipper Closed-End
Growth & Income
Funds Average**	(0.63)	4.10	8.42	10.12	11.51	4.00	7.68
S&P 500**	(1.44)	2.71	8.62	7.46	11.20	2.49	8.31

PRICE PER SHARE
	June 30, 2006	March 31, 2006	December 31, 2005

Market Price	$19.46	$20.24	$18.58
Net Asset Value	22.33	23.13	22.16

DIVIDEND AND CAPITAL GAIN PER SHARE AND YIELD INFORMATION

For the Six Months Ended June 30, 2006
	Capital Gain/Loss

Dividends Paid‡	Realized†	Unrealized Gain††	Unrealized Loss††	SEC 30-Day YieldØ

$0.14	$1.18	$1.19	$2.01	0.90%

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Corporation as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. J. & W. Seligman & Co. Incorporated, the investment manager of the Corporation, made certain payments to the Corporation in 2004. Absent such payments, the net asset value returns that include this period would have been lower. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. An investment in Tri-Continental is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation.

*	Returns for periods of less than one year are not annualized.

**	The Lipper Closed-End Growth & Income Funds Average (the “Lipper Average”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of taxes and any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees, taxes, and sales charges. The Lipper Average measures the performance of closed-end funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

‡	Preferred Stockholders were paid dividends totaling $1.25 per share.

†	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future capital gains. See Note 5 to Financial Statements.

††	Represents the per share amount of gross unrealized gain or loss of portfolio securities as of June 30, 2006.

Ø	Current yield, representing the annualized yield for the 30-day period ended June 30, 2006, has been computed in accordance with SEC regulations and will vary.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Corporation’s prospectus or statement of additional information.

Tri-Continental Corporation

Highlights of the First Half

	June 30,	December 31,
Assets:	2006	2005

Total assets	$2,410,884,811	$2,443,519,572
Amount owed	10,208,452	13,578,973

Net Investment Assets	2,400,676,359	2,429,940,599
Preferred Stock, at par value	37,637,000	37,637,000

Net Assets for Common Stock	$2,363,039,359	2,392,303,599

Common shares outstanding	105,836,575	107,965,119
Net Assets Per Common Share	$22.33	$22.16

	Six Months Ended June 30,

Taxable Gains:	2006	2005

Net capital gains realized	$139,425,899	$107,580,721
Per Common share	$1.32	$0.97
Accumulated capital losses, end of period	$(141,703,756)	$(414,328,176)
Per Common share, end of period	$(1.34)	$(3.74)
Unrealized capital gains, end of period	$125,759,668	$226,494,327
Per Common share, end of period	$1.19	$2.04
Unrealized capital losses, end of period.	$(212,605,518)	$(134,024,597)
Per Common share, end of period	$(2.01)	$(1.21)

Income:
Total investment income earned	23,251,826	22,227,121
Expenses	8,956,611	7,754,499
Preferred Stock dividends	940,925	940,925

Income for Common Stock	$13,354,290	$13,531,697

Expenses to average net investment assets	0.73%*	0.65%*
Expenses to average net assets for Common Stock.	0.74%*	0.66%*

Dividends per Common Share	$0.14	$0.11

* Annualized

Tri-Continental Corporation

Diversification of Net Investment Assets

The diversification of portfolio holdings by industry on June 30, 2006, was as follows. Individual securities owned are listed on pages 7 to 12.

				Percent of Net
				Investment Assets

				June 30,	December 31,
	Issues	Cost	Value	2006	2005

Common Stocks and Warrants:
Aerospace and Defense	4	$47,802,884	$53,674,309	2.2	1.5
Air Freight and Logistics	—	—	—	—	0.4
Beverages	3	33,977,099	33,202,061	1.4	2.0
Biotechnology	2	61,994,103	46,907,947	2.0	1.7
Building Products	1	4,090,521	4,060,680	0.2	0.5
Capital Markets	5	73,361,639	79,218,094	3.3	2.6
Chemicals	3	55,479,387	56,155,928	2.3	2.5
Commercial Banks	1	23,881,272	26,129,455	1.1	3.4
Commercial Services and Supplies	2	36,456,945	30,779,082	1.3	1.8
Communications Equipment	7	137,021,202	139,465,463	5.8	5.7
Computers and Peripherals	5	123,238,338	113,598,383	4.7	3.9
Containers and Packaging	1	41,191,687	33,442,510	1.4	1.2
Diversified Consumer Services	—	—	—	—	0.4
Diversified Financial Services	4	161,170,409	178,692,259	7.4	5.3
Diversified Telecommunication
Services	4	49,794,549	51,976,125	2.2	2.4
Electric Utilities	2	12,450,604	11,406,080	0.5	—
Electronic Equipment and
Instruments	1	11,902,678	10,999,326	0.5	—
Energy Equipment and Services	2	23,518,333	26,184,937	1.1	—
Food and Staples Retailing	2	57,828,704	57,661,887	2.4	3.6
Food Products	1	10,928,978	11,250,801	0.5	0.4
Health Care Equipment and
Supplies	3	60,283,504	47,873,160	2.0	1.2
Health Care Providers and
Services	3	74,818,057	67,913,325	2.8	1.3
Hotels, Restaurants and Leisure	1	21,374,215	20,734,560	0.9	1.1
Household Products	1	25,468,747	25,147,880	1.0	0.5
Industrial Conglomerates	2	103,350,100	90,560,466	3.8	5.0
Insurance	5	81,102,836	77,424,799	3.2	3.1
Internet Software and Services	3	43,928,571	45,512,841	1.9	1.5
Machinery	1	14,873,010	22,228,100	0.9	1.5
Media	6	113,990,652	114,368,422	4.8	5.1
Metals and Mining	2	35,374,221	35,054,374	1.5	0.5
Multi-Utilities	1	14,872,269	14,127,831	0.6	0.3
Multiline Retail	1	28,420,977	20,275,194	0.8	1.5
Oil, Gas and Consumable Fuels	5	187,544,327	189,782,829	7.9	4.5
Personal Products	—	—	—	—	0.5
Pharmaceuticals	6	166,694,006	139,880,869	5.8	10.0
Semiconductors and
Semiconductor Equipment	3	43,333,743	40,162,646	1.7	2.2

				(continued on page 5)

Tri-Continental Corporation

Diversification of Net Investment Assets (continued)
				Percent of Net
				Investment Assets

				June 30,	December 31,
	Issues	Cost	Value	2006	2005

Common Stocks and
Warrants: (continued)
Software	5	$153,010,197	$131,042,042	5.4	6.0
Specialty Retail	3	50,854,967	46,235,703	1.9	1.9
Thrifts and Mortgage Finance	2	37,730,535	32,007,567	1.3	1.2
Tobacco	2	48,129,423	73,211,219	3.0	3.3
Wireless Telecommunication
Services	2	48,676,716	55,252,725	2.3	2.5

Total Common Stocks and
Warrants	107	2,319,920,405	2,253,601,879	93.8	94.0
Options Purchased	23	100,584,967	83,993,725	3.5	1.8
US Treasury Notes	—	—	—	—	0.3
Tri-Continental Financial
Division	2	5,515,974	1,814,122	0.1	0.1
Short-Term Holdings and
Other Assets Less Liabilities	3	61,500,863	61,266,633	2.6	3.8

Net Investment Assets	135	$2,487,522,209	$2,400,676,359	100.0	100.0

Tri-Continental Corporation

Largest Portfolio Changes
April 1 to June 30, 2006

Largest Purchases	Largest Sales

Procter & Gamble Company (The)*	BellSouth Corporation
QUALCOMM Inc.	Yahoo!, Inc.**
Hewlett-Packard Company*	UST Inc.
Freeport-McMoRan Copper & Gold Inc. Class B*	Kohl’s Corporation**
AT&T Inc.*	Nokia Corp. (ADR)
Boston Scientific Corporation	International Business Machines Corporation
Sunoco, Inc.	Halliburton Company
Chevron Corporation	HCA Inc.**
Urban Outfitters, Inc.*	Federated Department Stores, Inc.**
Verizon Communications Inc.*	Johnson & Johnson

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Ten Largest Equity Holdings†
June 30, 2006
	Cost	Value
	(000s)	(000s)

General Electric Company	$91,996	$78,226
Exxon Mobil Corporation	64,203	65,749
Altria Group, Inc.	37,784	61,349
Citigroup Inc.	54,107	60,166
Bank of America Corporation	52,386	59,506
Microsoft Corp.	58,867	49,785
JPMorgan Chase & Co.	45,402	48,300
Chevron Corporation	41,210	46,626
Pfizer Inc.	67,012	43,082
QUALCOMM Inc.	36,614	35,868

	$549,581	$548,657

There can be no assurance that the securities presented have remained or will remain in the Corporation’s portfolio. Information regarding the Corporation’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

† Excludes options purchased.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	June 30, 2006

	Shares or
	Warrants		Value

COMMON STOCKS AND WARRANTS 93.8%

AEROSPACE AND DEFENSE 2.2%
Boeing Company (The)	147,800	shs.	$12,106,298
General Dynamics Corporation	191,800		12,555,228
Honeywell International Inc.	712,500		28,713,750
Raytheon Company* (exercise price of $37.50,
expiring 6/16/2011)	23,639	wts.	299,033

			53,674,309

BEVERAGES 1.4%
Coca-Cola Company (The)	275,200	shs.	11,839,104
Coca-Cola Enterprises Inc.	636,100		12,957,357
PepsiCo, Inc.	140,000		8,405,600

			33,202,061

BIOTECHNOLOGY 2.0%
Amgen Inc.*	400,500		26,120,610
Pharmion Corporation*	1,222,425		20,787,337

			46,907,947

BUILDING PRODUCTS 0.2%
Masco Corporation	137,000		4,060,680

CAPITAL MARKETS 3.3%
Bank of New York Company, Inc. (The)	633,500		20,398,700
Goldman Sachs Group, Inc. (The)	82,300		12,380,389
Legg Mason, Inc.	61,300		6,100,576
Merrill Lynch & Co. Inc.	360,300		25,062,468
Morgan Stanley	241,670		15,275,961

			79,218,094

CHEMICALS 2.3%
Dow Chemical Co. (The)	591,000		20,045,808
E. I. du Pont de Nemours and Company	599,400		23,241,920
Praxair, Inc.	238,300		12,868,200

			56,155,928

COMMERCIAL BANKS 3.6%
Bank of America Corporation	1,237,140		59,506,434
Wachovia Corporation	483,163		26,129,455

			85,635,889

COMMERCIAL SERVICES AND SUPPLIES 1.3%
Cendant Corporation	1,132,200		18,443,538
Waste Management Inc.	343,800		12,335,544

			30,779,082

See footnotes on page 12.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	June 30, 2006

	Shares or
	Warrants		Value

COMMUNICATIONS EQUIPMENT 5.8%
Cisco Systems, Inc.*	1,486,280	shs.	$29,019,617
Corning Incorporated*	1,218,300		29,470,677
Lucent Technologies, Inc.*	11,626,025		3,080,897
Lucent Technologies, Inc.* (exercise price of $2.75, expiring 12/10/2007)	5,067,200	wts.	12,262,624
Motorola, Inc.	592,800	shs.	11,944,920
Nokia Corp. (ADR)	879,500		17,818,670
QUALCOMM Inc.	894,800		35,868,058

			139,465,463

COMPUTERS AND PERIPHERALS 4.7%
Apple Computer, Inc.*	270,500		15,480,715
EMC Corporation*	2,793,800		30,647,986
Hewlett-Packard Company	671,200		21,263,616
International Business Machines Corporation	383,720		29,477,370
Seagate Technology*	738,900		16,728,696

			113,598,383

CONTAINERS AND PACKAGING 1.4%
Smurfit-Stone Container Company*	3,058,300		33,442,510

DIVERSIFIED FINANCIAL SERVICES 4.9%
CIT Group Inc.	205,000		10,719,450
Citigroup Inc.	1,247,230		60,166,375
JPMorgan Chase & Co.	1,150,000		48,300,000

			119,185,825

DIVERSIFIED TELECOMMUNICATION SERVICES 2.2%
AT&T Inc.	600,000		16,734,000
BellSouth Corporation	198,700		7,192,940
Citizens Communications Company	1,119,000		14,602,950
Verizon Communications Inc.	401,500		13,446,235

			51,976,125

ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.5%
Symbol Technologies, Inc.	1,019,400		10,999,326

ELECTRIC UTILITIES 0.5%
American Electric Power Company, Inc.	167,300		5,730,025
Southern Company	177,100		5,676,055

			11,406,080

ENERGY EQUIPMENT AND SERVICES 1.1%
Halliburton Company	187,700		13,929,217
Tidewater Inc.	249,100		12,255,720

			26,184,937

FOOD AND STAPLES RETAILING 2.4%
CVS Corporation	1,051,000		32,265,700
Wal-Mart Stores, Inc.	527,220		25,396,187

			57,661,887

See footnotes on page 12.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	June 30, 2006

	Shares	Value

FOOD PRODUCTS 0.5%
Hershey Company (The)	204,300	$11,250,801

HEALTH CARE EQUIPMENT AND SUPPLIES 2.0%
Bausch & Lomb Inc.	123,400	6,051,536
Boston Scientific Corporation*	1,360,900	22,917,556
Medtronic, Inc.	402,900	18,904,068

		47,873,160

HEALTH CARE PROVIDERS AND SERVICES 2.8%
Aetna Inc.	444,000	17,728,920
UnitedHealth Group Incorporated	380,800	17,052,224
WellPoint Inc.*	455,300	33,132,181

		67,913,325

HOTELS, RESTAURANTS AND LEISURE 0.9%
McDonald’s Corporation	617,100	20,734,560

HOUSEHOLD PRODUCTS 1.0%
Procter & Gamble Company (The)	452,300	25,147,880

INDUSTRIAL CONGLOMERATES 3.8%
General Electric Company	2,373,350	78,225,616
Tyco International Ltd.	448,540	12,334,850

		90,560,466

INSURANCE 3.2%
Allstate Corporation (The)	247,900	13,567,567
American International Group, Inc.	527,800	31,166,590
MetLife, Inc.	173,300	8,874,693
UnumProvident Corporation	489,300	8,871,009
XL Capital Ltd. Class A	243,800	14,944,940

		77,424,799

INTERNET SOFTWARE AND SERVICES 1.9%
Google Inc. Class A*	61,900	25,956,218
McAfee Inc.*	560,400	13,600,908
Symantec Corporation*	383,374	5,955,715

		45,512,841

MACHINERY 0.9%
Illinois Tool Works Inc.	467,960	22,228,100

MEDIA 4.8%
Clear Channel Communications, Inc.	552,900	17,112,255
Comcast Corporation Class A*	546,500	17,938,863
News Corp. Class A	1,030,000	19,755,400
Time Warner Inc.	1,880,300	32,529,190
Univision Communications Inc. Class A*	535,900	17,952,650
Viacom Inc. Class B*	253,350	9,080,064

		114,368,422

See footnotes on page 12.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	June 30, 2006

	Shares	Value

METALS AND MINING 1.5%
Alcoa Inc.	656,900	$21,257,284
Freeport-McMoRan Copper & Gold Inc. Class B	249,000	13,797,090

		35,054,374

MULTI-UTILITIES 0.6%
Dominion Resources, Inc.	188,900	14,127,831

MULTILINE RETAIL 0.8%
Dollar General Corporation	1,450,300	20,275,194

OIL, GAS AND CONSUMABLE FUELS 7.9%
Chevron Corporation	751,300	46,625,678
ConocoPhillips	512,200	33,564,466
Exxon Mobil Corporation	1,071,700	65,748,795
Murphy Oil Corporation	268,625	15,005,392
Sunoco, Inc.	416,200	28,838,498

		189,782,829

PHARMACEUTICALS 5.8%
Forest Laboratories, Inc.*	456,900	17,677,461
Johnson & Johnson	288,907	17,311,307
Lilly, Eli & Company	225,700	12,474,439
Pfizer Inc.	1,835,638	43,082,424
Valeant Pharmaceuticals International	1,310,000	22,165,200
Wyeth	611,800	27,170,038

		139,880,869

SEMICONDUCTORS AND
SEMICONDUCTOR EQUIPMENT 1.7%
Broadcom Corporation Class A*	359,600	10,807,778
Maxim Integrated Products, Inc.	534,400	17,178,288
Texas Instruments Incorporated	402,000	12,176,580

		40,162,646

SOFTWARE 5.4%
Activision, Inc.*	745,500	8,487,518
Business Objects S.A. (ADR)*	686,000	18,655,770
Cogent Inc.	2,019,600	30,344,490
Mercury Interactive Corporation*	680,470	23,768,817
Microsoft Corp.	2,136,256	49,785,446

		131,042,041

SPECIALTY RETAIL 1.9%
Abercrombie & Fitch Co. Class A	373,100	20,680,934
Home Depot, Inc. (The)	415,800	14,881,482
Urban Outfitters, Inc.*	610,600	10,673,288

		46,235,704

THRIFTS AND MORTGAGE FINANCE 1.3%
Fannie Mae	400,300	19,254,430
Freddie Mac	223,700	12,753,137

		32,007,567

See footnotes on page 12.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	June 30, 2006
	Shares or
	Shares subject to Call	Value

TOBACCO 3.0%
Altria Group, Inc.	835,480	$61,349,296
UST Inc.	262,490	11,861,923

		73,211,219

WIRELESS TELECOMMUNICATION SERVICES 2.3%
American Tower Corporation Class A*	769,100	23,934,392
Sprint Nextel Corporation	1,566,700	31,318,333

		55,252,725

TOTAL COMMON STOCKS
AND WARRANTS (Cost $2,319,920,405)		2,253,601,879

OPTIONS PURCHASED* 3.5%

BEVERAGES 0.3%
Coca-Cola Enterprise Inc., Call expiring January 2008 at $15	9,925	6,600,125

COMMUNICATIONS EQUIPMENT 0.4%
Comverse Technology Inc., Call expiring January 2008 at $20	9,672	4,207,320
Corning Incorporated, Call expiring January 2007 at $22.50	7,706	3,197,990
Motorola, Inc., Call expiring January 2008 at $17.50	6,282	3,266,640

		10,671,950

COMPUTERS AND PERIPHERALS 0.4%
Dell Inc., Call expiring January 2008 at $25	9,812	4,022,920
Seagate Technology, Call expiring January 2007 at $17.50	7,522	4,663,640

		8,686,560

HEALTH CARE EQUIPMENT AND SUPPLIES 0.3%
Bausch & Lomb Inc., Call expiring January 2008 at $50	3,365	3,163,100
St. Jude Medical Inc., Call expiring January 2008 at $35	7,466	3,546,350

		6,709,450

HOTELS, RESTAURANTS AND LEISURE 0.2%
McDonald’s Corporation, Call expiring January 2008 at $30	8,055	5,396,850

HOUSEHOLD PRODUCTS 0.1%
Procter & Gamble Company (The), Call expiring January 2008 at $55	3,266	2,442,968

MEDIA 0.1%
Univision Communications Inc., Call expiring September 2006 at $30	6,337	2,534,800

MULTILINE RETAIL 0.1%
Dollar General Corp., Call expiring January 2008 at $15	13,324	2,531,560

PHARMACEUTICALS 0.1%
Forest Laboratories, Inc., Call expiring January 2007 at $40	4,973	2,635,690

See footnotes on page 12.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	June 30, 2006
	Shares subject to Call,
	Partnership Interest or
	Principal Amount		Value
SEMICONDUCTORS AND
SEMICONDUCTOR EQUIPMENT 0.2%
Intel Corp., Call expiring January 2008 at $20	21,057	shs.	$5,495,877

SOFTWARE 0.6%
Activision, Inc., Call expiring January 2008 at $15	15,446		2,703,050
Cogent, Inc., Call expiring December 2006 at $15	13,974		3,423,630
Mercury Interactive Corporation, Call expiring January 2008 at $20	4,628		7,867,600

			13,994,280

THRIFTS AND MORTGAGE FINANCE 0.1%
Fannie Mae, Call expiring September 2006 at $70	15,114		75,570
Freddie Mac, Call expiring January 2008 at $55	2,073		1,751,685

			1,827,255

TOBACCO 0.6%
Altria Group Inc., Call expiring January 2008 at $70	3,941		4,059,230
Altria Group Inc., Call expiring January 2008 at $75	3,148		2,518,400
Altria Group Inc., Call expiring January 2008 at $80	6,841		3,625,730
Altria Group Inc., Call expiring January 2008 at $85	12,180		4,263,000

			14,466,360

TOTAL OPTIONS PURCHASED (Cost $100,584,967)			83,993,725

TRI-CONTINENTAL FINANCIAL DIVISION† 0.1%
WCAS Capital Partners II, L.P.	$4,301,124		1,794,644
Whitney Subordinated Debt Fund, L.P.	1,214,850		19,478

TOTAL TRI-CONTINENTAL
FINANCIAL DIVISION (Cost $5,515,974)			1,814,122

SHORT-TERM HOLDINGS 2.5%
CORPORATE NOTES 0.5%
Goldman Sachs Group (The), Aggregate Mandatory Exchangeable
Notes 13%, 12/20/06 ø††	12,130,000		11,895,770

TIME DEPOSIT 1.4%
Citibank N.A., Nassau 4.94%, 7/3/06	34,575,000		34,575,000

US TREASURY NOTES 0.6%
US Treasury Notes 7%, 7/15/06	13,550,000		13,560,704

TOTAL SHORT-TERM HOLDINGS (Cost $60,265,704)			60,031,474

TOTAL INVESTMENTS (Cost $2,486,287,050) 99.9%			2,399,441,200
OTHER ASSETS LESS LIABILITIES 0.1%			1,235,159

NET INVESTMENT ASSETS 100.0%			$2,400,676,359

*	Non-income producing security.

†	Restricted security.

ø	The notes are exchangeable at maturity for value of the common stock of five companies in the home building industry. The maturity value of each stock is limited to 115% of the stock’s price at the date of purchase of the notes.

††	The security may be offered and sold only to a “qualified institutional buyer” under Rule 144A of the Securities Act of 1933.

ADR — American Depositary Receipts.

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets and Liabilities (unaudited)	June 30, 2006

Assets:
Investments, at value:
Common stocks and warrants (cost $2,319,920,405)	$2,253,601,879
Options purchased (cost $100,584,967)	83,993,725
Tri-Continental Financial Division (cost $5,515,974)	1,814,122
Short-term holdings (cost $60,265,704)	60,031,474

Total investments (cost $2,486,287,050)	2,399,441,200
Restricted cash	206,670
Receivable for securities sold	8,406,015
Receivable for dividends and interest	2,364,185
Investment in, and expenses prepaid to, stockholder service agent	266,360
Other	200,381

Total Assets	2,410,884,811

Liabilities:
Payable for securities purchased	7,023,226
Management fee payable	817,637
Payable for Common Stock repurchased	528,207
Preferred dividends payable	470,463
Bank overdraft	398,263
Accrued expenses and other	970,656

Total Liabilities	10,208,452

Net Investment Assets	2,400,676,359
Preferred Stock	37,637,000

Net Assets for Common Stock	$2,363,039,359

Net Assets per share of Common Stock
(Market value—$19.46)	$22.33

Statement of Capital Stock and Surplus (unaudited)	June 30, 2006

Capital Stock:
$2.50 Cumulative Preferred Stock, $50 par value,
assets coverage per share $3,189
Shares authorized—1,000,000; issued and
outstanding—752,740	$37,637,000
Common Stock, $0.50 par value:
Shares authorized—159,000,000; issued and
outstanding—105,836,575	52,918,288
Surplus:
Capital surplus	2,539,114,388
Dividends in excess of net investment income	(443,711)
Accumulated net realized loss	(141,703,756)
Net unrealized depreciation of investments	(86,845,850)

Net Investment Assets	$2,400,676,359

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations (unaudited)	For the Six Months Ended June 30, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $128,993)	$21,494,543
Interest	1,754,789
Other income	2,494

Total Investment Income	23,251,826

Expenses:
Management fee	5,091,402
Stockholder account and registrar services	1,855,712
Stockholders’ meeting	1,093,551
Custody and related services	272,913
Stockholder reports and communications	190,183
Directors’ fees and expenses	173,373
Auditing and legal fees	74,883
Registration	23,474
Miscellaneous	181,120

Total Expenses	8,956,611

Net Investment Income	14,295,215	*

Net Realized and Unrealized Gain (Loss)
on Investments and Options Written:
Net realized gain on investments	133,639,680
Net realized gain on options written	5,786,219
Net change in unrealized appreciation
of investments and options written	(124,503,730)

Net Gain on Investments and Options Written	14,922,169

Increase in Net Assets from Operations	$29,217,384

* Net investment income for Common Stock is $13,354,290, which is net of Preferred Stock dividends of $940,925.

See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets (unaudited)

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005

Operations:
Net investment income	$14,295,215	$28,586,031
Net realized gain on investments	133,639,680	232,990,389
Net realized gain on options written	5,786,219	7,783,566
Net change in unrealized appreciation of investments
and options written	(124,503,730)	(228,289,164)

Increase in Net Investment Assets from Operations	29,217,384	41,070,822

Distributions to Stockholders:
Net investment income:
Preferred Stock (per share: $1.25 and $2.50)	(940,925)	(1,881,850)
Common Stock (per share: $0.14 and $0.24)	(14,910,444)	(26,442,677)

Decrease in Net Investment Assets
from Distributions	(15,851,369)	(28,324,527)

Capital Share Transactions:
Value of shares of Common Stock issued
for investment plans (325,529 and 623,631 shares)	6,438,765	11,321,060
Cost of shares of Common Stock purchased
from investment plan participants
(1,616,991 and 3,126,041 shares)	(32,173,335)	(56,684,947)
Cost of shares of Common Stock purchased in the
open market (843,832 and 2,527,047 shares)	(16,902,435)	(45,869,616)
Net proceeds from issuance of shares of
Common Stock upon exercise of
warrants (6,750 and 9,900 shares)	6,750	9,900

Decrease in Net Investment Assets
from Capital Share Transactions	(42,630,255)	(91,223,603)

Decrease in Net Investment Assets	(29,264,240)	(78,477,308)

Net Investment Assets:
Beginning of period	2,429,940,599	2,508,417,907

End of Period (including undistributed (dividends in
excess of) net investment income of $(443,711) and
$1,112,443, respectively)	$2,400,676,359	$2,429,940,599

See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies — The financial statements of Tri-Continental Corporation (the “Corporation”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Corporation:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other investment companies to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on an accrual basis.

d.	Distributions to Stockholders — Dividends and other distributions to stockholders are recorded on ex-dividend date.

e.	Options — The Corporation is authorized to write and purchase put and call options. When the Corporation writes an option, an amount equal to the premium received by the Corporation is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Corporation enters into a closing transaction), the Corporation realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

f.	Repurchase Agreements — The Corporation may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Corporation’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of repurchase agreements’ underlying securities are monitored to ensure the existence of the proper level of collateral.

g.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Corporation’s insurance policies.

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

h.	Aggregate Mandatory Exchangeable Notes — The Corporation may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Index Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Index Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

2. Capital Stock Transactions — Under the Corporation’s Charter, dividends on Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2006, 1,616,991 shares were purchased from Plan participants at a cost of $32,173,335, which represented a weighted average discount of 13.10% from the net asset value of those acquired shares. A total of 325,529 shares were issued to Plan participants during the year for proceeds of $6,438,765, an average discount of 13.11% from the net asset value of those shares.

     For the six months ended June 30, 2006, the Corporation purchased 843,832 shares of its Common Stock in the open market at an aggregate cost of $16,902,435, which represented a weighted average discount of 12.53% from the net asset value of those acquired shares.

     Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

     At June 30, 2006, 271,845 shares of Common Stock were reserved for issuance upon exercise of 12,082 Warrants, each of which entitled the holder to purchase 22.50 shares of Common Stock at $1.00 per share.

     Assuming the exercise of all Warrants outstanding at June 30, 2006, net investment assets would have increased by $271,845 and the net asset value of the Common Stock would have been $22.27 per share. The number of Warrants exercised during the six months ended June 30, 2006 and the year ended December 31, 2005 was 300 and 440, respectively.

3. Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation’s daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the six months ended June 30, 2006 was equivalent to an average annual rate of 0.41% of the average daily net assets of the Corporation.

     For the six months ended June 30, 2006, Seligman Data Corp., which is owned by the Corporation and certain associated investment companies, charged the Corporation at cost $1,855,712 for stockholder account services in accordance with a methodology approved by the Corporation’s directors. Costs of Seligman Data Corp. directly attributable to the Corporation were charged to the Corporation. The remaining charges were allocated to the Corporation by Seligman Data Corp. pursuant to a formula based on the Corporation’s net assets, stockholder transaction volume and number of stockholder accounts. The Corporation’s investment in Seligman Data Corp. is recorded at a cost of $43,681.

     The Corporation and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Corporation to pay any amount due under either Guaranty is limited to a specified percentage of

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

the full amount, which generally is based on the Corporation’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of June 30, 2006, the Corporation’s potential obligation under the Guaranties is $356,200. As of June 30, 2006, no event has occurred which would result in the Corporation becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Corporation as part of Seligman Data Corp.’s stockholder account services cost.

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Corporation for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $247,499 was paid to the participating director in January 2006. As of June 30, 2006, no directors were participating in the deferred compensation arrangement.

4. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2006, amounted to $1,135,597,399 and $1,144,519,921, respectively; purchases and sales of US Government obligations for this period were $0 and $6,814,289, respectively.

5. Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Corporation. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

     The tax basis information presented is based on operating results for the six months ended June 30, 2006, and will vary from the final tax information as of the Corporation’s year end.

     At June 30, 2006, the cost of investments for federal income tax purposes was $2,481,563,552. The tax basis cost was lower than the cost for financial reporting purposes primarily due to tax losses passed through to the Corporation from its limited partnership investments of $6,463,469 offset, in part, by the tax deferral of losses on wash sales and certain option transactions in the amount of $1,739,971.

At June 30, 2006, the tax basis components of accumulated earnings/losses were as follows:

Gross unrealized appreciation of portfolio securities	$132,223,137
Gross unrealized depreciation of portfolio securities	(214,345,489)

Net unrealized depreciation of portfolio securities	(82,122,352)
Capital loss carryforward	(285,514,996)
Current period net realized gain	139,046,543
Undistributed ordinary income	—

Total accumulated loss	$(228,590,805)

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

     At December 31, 2005, the Corporation had a net capital loss carryforward for federal income tax purposes of $285,514,996 which is available for offset against future taxable net capital gains, with $248,552,472 expiring in 2010 and $36,962,524 expiring in 2011. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

     For the six months ended June 30, 2006 and for the year ended December 31, 2005, the tax characterization of distributions to stockholders was the same as for financial reporting purposes.

6. Restricted Securities — At June 30, 2006, the Tri-Continental Financial Division of the Corporation comprised two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at June 30, 2006, were as follows:

Investments	Acquisition Date(s)	Cost	Value

WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,301,124	$1,794,644
Whitney Subordinated Debt Fund, L.P.	7/12/89 to 11/10/98	1,214,850	19,478

Total		$5,515,974	$1,814,122

7. Options Written — Transactions in options written during the six months ended June 30, 2006 were as follows:

	Shares
	Subject
	to Call/Put	Premium

Options outstanding at December 31, 2005	1,243,100	$4,161,063
Options written	9,007,400	11,807,682
Options expired	(4,672,300)	(5,062,196)
Options exercised	(5,163,500)	(8,259,452)
Options terminated in closing purchase transactions	(414,700)	(2,647,098)

Options outstanding at June 30, 2006	—	$—

8. Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Tri-Continental Corporation because it is a listed, closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Tri-Continental Corporation.

     The results of the Manager’s internal review were presented to the Independent Directors of all Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

     Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc. (together, “Seligman”).

     Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

     Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

     At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

     Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

     Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, Seligman Advisors, Inc. or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

9. Recently Issued Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Corporation is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

Tri-Continental Corporation

Financial Highlights (unaudited)

     The Corporation’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

     Total investment return measures the Corporation’s performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling shares of the Corporation. Total investment returns are not annualized for periods of less than one year.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Six Months	Year Ended December 31,
	Ended
	June 30, 2006	2005	2004	2003	2002	2001

Per Share Operating
Performance:
Net Asset Value,
Beginning of Period	$22.16	$21.87	$19.55	$15.72	$21.69	$25.87

Net investment income	0.14	0.26	0.26	0.18	0.25	0.32
Net realized and unrealized
investment gain (loss)	0.18	0.29	2.31	3.84	(5.95)	(3.02)

Increase (Decrease) from
Investment Operations	0.32	0.55	2.57	4.02	(5.70)	(2.70)
Dividends paid on
Preferred Stock	(0.01)	(0.02)	(0.02)	(0.02)	(0.01)	(0.01)
Dividends paid on
Common Stock	(0.14)	(0.24)	(0.23)	(0.17)	(0.26)	(0.28)
Distributions from net
gain realized	—	—	—	—	—	(1.11)
Issuance of Common Stock
in gain distributions	—	—	—	—	—	(0.08)

Net Increase (Decrease)
in Net Asset Value	0.17	0.29	2.32	3.83	(5.97)	(4.18)

Net Asset Value,
End of Period	$22.33	$22.16	$21.87	$19.55	$15.72	$21.69

Adjusted Net Asset Value,
End of Period*	$22.27	$22.10	$21.82	$19.51	$15.69	$21.65
Market Value,
End of Period	$19.46	$18.58	$18.28	$16.40	$13.25	$18.75

See footnotes on page 22.

Tri-Continental Corporation

Financial Highlights (unaudited) (continued)

	Six Months		Year Ended December 31,
	Ended
	June 30, 2006		2005	2004	2003	2002	2001

Total Investment Return:
Based upon market value	5.48%		2.98%	12.95%	25.24%	(28.18)%	(5.22)%
Based upon net asset value	1.48%		2.66%	13.36%#	25.84%	(26.35)%	(10.20)%

Ratios/Supplemental Data:
Expenses to average net
investment assets.	0.73	%†	0.64%	0.65%	0.68%	0.67%	0.59%
Expenses to average net
assets for Common Stock	0.74	%†	0.65%	0.66%	0.70%	0.68%	0.60%
Net investment income to
average net investment
assets	1.18	%†	1.18%	1.26%	1.03%	1.29%	1.36%
Net investment income to
average net assets for
Common Stock	1.20	%†	1.20%	1.28%	1.05%	1.31%	1.37%
Portfolio turnover rate	47.91%		70.77%	47.36%	138.65%	152.79%	124.34%
Net Investment Assets,
End of Period
(000s omitted):
For Common Stock	$2,363,039		$2,392,304	$2,470,781	$2,310,999	$1,958,295	$2,873,655
For Preferred Stock	37,637		37,637	37,637	37,637	37,637	37,637

Total Net Investment
Assets	$2,400,676		$2,429,941	$2,508,418	$2,348,636	$1,995,932	$2,911,292

*	Assumes the exercise of outstanding warrants.
#	Excluding the effect of the payments received from the Manager in 2004, the total investment return would have been 13.33% .
†	Annualized.
See Notes to Financial Statements.

Tri-Continental Corporation

Proxy Results

     Tri-Continental Corporation Stockholders voted on the following proposals at the Annual Meeting of Stockholders on May 4, 2006, in Baltimore, MD. Each proposal and number of shares voted are as follows:

Election of Directors:
	For	Withheld

Tri-Continental’s Slate
John R. Galvin	47,863,843	4,777,433
William C. Morris	49,000,824	3,640,452
Robert L. Shafer	49,046,166	3,595,110

Dissident’s Slate
Arthur D. Lipson	26,976,342	979,048
Paul DeRosa	27,032,586	922,804
Marlene A. Plumlee	26,988,125	967,265

	For	Against	Abstain
Ratification of Deloitte &
Touche LLP as auditors:	78,925,851	1,797,056	1,337,019

To provide for cumulative	For	Against	Abstain
voting in the election of
directors:	36,916,603	42,075,778	3,067,523

Tri-Continental Corporation

Board of Directors

John R. Galvin (1,3)	Robert L. Shafer (2,3)
Dean Emeritus, Fletcher School of Law and	Ambassador and Permanent Observer of the
Diplomacy at Tufts University	Sovereign Military Order of Malta to the
Chairman Emeritus, American Council on	United Nations
Germany
James N. Whitson (1,3)
Frank A. McPherson (2,3)	Retired Executive Vice President and Chief Operating
Retired Chairman of the Board and Chief Executive	Officer, Sammons Enterprises, Inc.
Officer, Kerr-McGee Corporation	Director, CommScope, Inc.
Director, DCP Midstream GP, LLP, Integris
Health, Oklahoma Chapter of the Nature	Brian T. Zino
Conservancy, Oklahoma Medical Research	Director and President, J. & W. Seligman & Co.
Foundation, Boys and Girls Clubs of	Incorporated
Oklahoma, Oklahoma City Public Schools	Chairman, Seligman Data Corp.
Foundation and Oklahoma Foundation for	Director, ICI Mutual Insurance Company,
Excellence in Education	Seligman Advisors, Inc. and Seligman
Services, Inc.
Betsy S. Michel (1,3)	Member of the Board of Governors, Investment
Trustee, The Geraldine R. Dodge Foundation	Company Institute

William C. Morris
Chairman, J. & W. Seligman & Co. Incorporated,	__________
Carbo Ceramics Inc., Seligman Advisors, Inc.
and Seligman Services, Inc.	Member: (1)	Audit Committee
Director, Seligman Data Corp.	(2)	Director Nominating Committee
President and Chief Executive Officer,	(3)	Board Operations Committee
The Metropolitan Opera Association

Leroy C. Richie (1,3)	It is with deep sorrow that we mourn the recent death of Alice Stone Ilchman, a respected member since 1990 of the Board of Directors of Tri-Continental Corporation.
Counsel, Lewis & Munday, P.C.
Chairman and Chief Executive Officer, Q Standards
Worldwide, Inc.
Director, Kerr-McGee Corporation, Infinity, Inc.
and Vibration Control Technologies, LLC
Lead Outside Director, Digital Ally Inc.
Director and Chairman, Highland Park Michigan
Economic Development Corp.
Chairman, Detroit Public Schools Foundation

Executive Officers

William C. Morris	Eleanor T.M. Hoagland	Thomas G. Rose
Chairman	Vice President and Chief	Vice President
Brian T. Zino	Compliance Officer	Lawrence P. Vogel
President and Chief Executive	Charles W. Kadlec	Vice President and Treasurer
Officer	Vice President	Marco F. Acosta
John B. Cunningham	Michael F. McGarry	Assistant Vice President
Vice President	Vice President	Frank J. Nasta
Secretary

Tri-Continental Corporation

Additional Information

Manager	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	(800)	TRI-1092	Stockholder Services
100 Park Avenue
New York, NY 10017	(800)	445-1777	Retirement Plan Services
Stockholder Service Agent	(212)	682-7600	Outside the United States
Seligman Data Corp.	(800)	622-4597	24-Hour Automated
100 Park Avenue			Telephone Access Service
New York, NY 10017

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Corporation will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Corporation’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities as well as information regarding how the Corporation voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Corporation’s prospectus or statement of additional information.

Go paperless — sign up for E-Delivery at www.seligman.com

Tri-Continental Corporation

Managed by

J. & W. SELIGMAN & CO.

INCORPORATED

Investment Managers and Advisors

ESTABLISHED 1864

This report is intended only for the information of Stockholders who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing and may be obtained by calling Stockholder Services at 800-TRI-1092.

CETR13b 6/06

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Total		Total Number of Shares	Maximum Number (or
	Number of	Average	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Price Paid	Part of Publicly	Shares (or Units) that May Yet
	Units)	per Share	Announced Plans or	Be Purchased Under the Plans
Period	Purchased	(or Unit)	Programs (1)	or Programs (1)

1-01-06 to				Shares
1-31-06	376,016	$ 19.57	376,016	5,022,240

2-01-06 to
2-28-06	307,531	19.68	307,531	4,714,709

3-01-06 to
3-31-06	435,135	20.19	435,135	4,279,574

4-01-06 to
4-30-06	413,045	20.53	413,045	3,866,529

5-01-06 to
5-31-06	580,616	20.15	580,616	3,285,913

6-01-06 to
6-30-06	348,480	19.23	348,480	2,937,433

(1)	The stock repurchase program, renewed on November 17, 2005, authorizes the Registrant to repurchase up to 5.0% of its common stock in the open market or elsewhere from January 1, 2006 through December 31, 2006 as long as the discount of the net asset value of the common stock to its market price exceeds 10%.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRI-CONTINENTAL CORPORATION

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 30, 2006

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	August 30, 2006

TRI-CONTINENTAL CORPORATION

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.